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COMMUNICATION INTELLIGENCE CORPORATION
275 Shoreline Drive, Suite 500
Redwood Shores, California 94065

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
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June 30, 2008
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To the Stockholders of Communication Intelligence Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Communication Intelligence Corporation, a Delaware corporation (the “Company”), will be held at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood Shores, California 94065, on June 30, 2008, at 1:00 p.m. Pacific Time, for the following purposes, all as more fully described in the attached Proxy Statement:

1.	To consider and vote upon a proposal to elect five directors, each with a term of one year;
2.	To consider and take action upon a proposal to increase the number of shares of Common Stock available for issuance from 155,000,000 to 225,000,000 and
3.	To transact such other business as may properly come before the Annual Meeting.

You are urged to carefully read the attached Proxy Statement and the additional information concerning the matters to be considered at the meeting. The Board of Directors has fixed the close of business on May 7, 2008 as the record date.  Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.  A list of the stockholders will be available for inspection at the Company’s headquarters, 275 Shoreline Drive, Redwood Shores, California 94065, at least ten days before the Annual Meeting and at the Annual Meeting.

YOUR VOTE IS IMPORTANT

EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE VOTED AT THE ANNUAL MEETING.  IF YOU EXECUTE A PROXY CARD, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

Redwood Shores, California	By Order of the Board of Directors
May 9, 2008	Guido DiGregorio Chairman, President and Chief Executive Officer

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TABLE OF CONTENTS

                                    Page
INTRODUCTION	1
VOTING SECURITIES	1
PROPOSAL 1 ELECTION OF DIRECTORS	2
PROPOSAL 2 AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	7
BOARD OF DIRECTOR MEETINGS AND COMMITTEES	7
DIRECTOR COMPENSATION	9
EXECUTIVE OFFICERS	10
EXECUTIVE COMPENSATION	11
AUDIT COMMITTEE REPORT	13
INFORMATION REGARDING THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS	16
SOLICITATION OF PROXIES	17
OTHER MATTERS	17
ADDITIONAL INFORMATION	17

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COMMUNICATION INTELLIGENCE CORPORATION
275 Shoreline Drive, Suite 500
Redwood Shores, California 94065
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PROXY STATEMENT
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ANNUAL MEETING OF STOCKHOLDERS
_____________

INTRODUCTION

This Proxy Statement and the accompanying proxy card are being furnished to stockholders of Communication Intelligence Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors for use in voting at the Company's Annual Meeting of Stockholders to be held at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood Shores, California 94065, on June 30, 2008, at 1:00 p.m. Pacific Time, and any and all adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following:

(i)	To consider and vote upon a proposal to elect five directors, each with a term of one year;
(ii)	To consider and vote upon a proposal to increase the number of common shares available for issuance from 155,000,000 to 225,000,000; and
(iii)	such other matters as may properly be brought before the meeting.

This Proxy Statement and the accompanying proxy card, together with a copy of the Company's Annual Report to Stockholders, are first being mailed or delivered to stockholders of the Company on or about May 19, 2008.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO SIGN AND RETURN THE PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHARES CAN BE VOTED AT THE ANNUAL MEETING ONLY IF THE HOLDER IS REPRESENTED BY PROXY OR IS PRESENT.

VOTING SECURITIES

The Board of Directors has fixed May 7, 2008 as the record date for purposes of determining the stockholders entitled to notice of and to vote at the Annual Meeting.  Accordingly, only holders of record of shares of the Company’s common stock (“Common Stock”) at the close of business on such date are entitled to notice of and to vote at the Annual Meeting.  At the close of business on the record date, there were approximately 937 beneficial owners of the 129,057,161 outstanding shares of our Common Stock.  Each stockholder is entitled to one vote for each share of our Common Stock held by that stockholder as of the record date.  If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder “FOR,” “AGAINST” or “ABSTAIN” on the proxy card, which is duly returned and properly executed, the shares will be voted accordingly.  If no choice is specified on the returned proxy card, the shares will be voted FOR approval of all proposals described in the Notice of Annual Meeting and in this Proxy Statement.  The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. The presence in person or by proxy of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Attendance at the meeting will not automatically revoke a previously-submitted, properly-executed proxy. A stockholder executing a proxy card pursuant to this solicitation may revoke his or her proxy at any time prior to its use by:

•	delivering to the Secretary of the Company a signed notice of revocation; delivering a later-dated, properly executed proxy card; or

    •  attending the meeting, revoking  the previously-granted proxy and voting in person.

In order to be effective, all revocations or a later-filed proxy card must be delivered to the Company at the address listed above not later than June 29, 2008, 5:00 p.m., local time. All valid unrevoked proxies will be voted at the Annual Meeting. Under Delaware law, stockholders are not entitled to appraisal rights with respect to any of the proposals set forth in this Proxy Statement.

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Proxy cards marked as abstaining will be treated as present for the purpose of determining whether there is a quorum for the Annual Meeting, but will not be counted as voting on any matter as to which abstention is indicated. Broker “non-votes” (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) will not be treated as present for purposes of determining whether there is a quorum for the Annual Meeting unless the broker is given discretion to vote on at least one matter on the agenda.

If a quorum is present at the Annual Meeting:

(a)  the five nominees for director receiving the greatest number of votes (a plurality) will be elected. Accordingly, abstentions and broker non-votes will not affect whether director nominees have received the requisite number of affirmative votes; and

(b) the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 155,000,000 to 225,000,000 will be approved only if a majority of the shares of Common Stock issued and outstanding are voted in favor of the proposal.  Accordingly, abstentions and broker non-votes have  the effect of a vote against the proposal.

A proxy card gives discretionary authority to the persons named therein with respect to any amendments or modifications of the Company’s proposals and any other matters that may be properly proposed at the Annual Meeting.  The shares represented by all valid non-revoked proxies returned in time to be voted at the Annual Meeting will be voted in accordance with the instructions marked therein.  EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR ALL PROPOSALS. If any other matter(s) properly comes before the Annual Meeting, the proxies solicited hereby will be exercised in accordance with the reasonable judgment of the proxy holders named therein.   If the meeting is adjourned or postponed, your shares will be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions before that date.

The Company will pay the cost of its proxy solicitation. Upon request, the Company will reimburse brokers, banks, and other nominees for their reasonable expenses in sending proxy materials to their principals and obtaining their proxies. Some of the Company’s employees may also solicit stockholders personally and by telephone. None of these employees will receive any additional or special compensation for doing this. Your cooperation in promptly completing and returning the enclosed proxy card to vote your shares of Common Stock will help to avoid additional expense.

If you are a stockholder of record and you plan to attend the Annual Meeting, please indicate this when you execute your proxy card. If you are a beneficial owner of shares of Common Stock held by a bank, broker or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from the bank, broker, or other nominee are examples of proof of ownership. If you want to vote in person your shares of Company’s common stock  held in street name, you will have to obtain a proxy, executed in your favor, from the holder of record.

Unless otherwise noted, all amounts are in thousands except share and per-share amounts.

PROPOSAL 1

ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Board of Directors shall consist of such number of directors, with a minimum of three, as the Board of Directors may determine from time to time. The authorized number of directors is five (5).  The five persons listed below are the nominees for election as directors at the Annual Meeting. Each director elected at this Annual Meeting will serve for one (1) year or until his successor is duly elected and qualified or his earlier resignation, removal or disqualification.

Unless otherwise instructed, the proxy holders named in the proxy card will vote the shares represented by proxies received by them for the election of the five nominees to the Board of Directors named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the shares will be voted for the election of any nominee designated by the present Board of Directors. The Company is not aware of any nominee who will be unable or will decline to serve as a director. THE BOARD OF DIRECTORS CONSIDERED THE PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF  THE PROPOSAL.

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Director Nominees

The following table sets forth certain information concerning the Directors:

Name	Age	Year First Elected or Appointed

Guido D. DiGregorio	69	1997
Garry Meyer (5)	58	2007
Louis P. Panetta (1), (2), (3), (4)	58	2000
Chien-Bor Sung (1), (2), (3), (4)	82	1986
David E. Welch (1), (4)	61	2004

1.	Member of the Audit Committee (Chairman David E. Welch)
2.	Member of the Finance Committee (Chairman Chien-Bor. Sung)
3.	Member of the Compensation Committee (Chairman Louis P. Panetta)
4.	Member of the Nominating Committee (Chairman Chien-Bor Sung)
5.	Member of the Best Practices Committee (Chairman Garry Meyer)

The business experience of each of the directors for at least the past five years includes the following:

Guido D. DiGregorio was elected Chairman of the Board in February 2002, Chief Executive Officer in June 1999 and President & Chief Operating Officer in November 1997. Mr. DiGregorio began his career with General Electric where, from 1966 to 1986, after successive promotions in product development, sales, strategic marketing and venture management assignments, he rose to the position of General Manager of an industrial automation business. Prior to joining CIC, Mr. DiGregorio was recruited as CEO of several companies to position those businesses for sustained sales and earnings growth. Those companies include Exide Electronics, Maxitron Corp., Proxim and Display Technologies Inc.

Garry S. Meyer was appointed as a director in November 2007. Dr. Meyer has more than 25 years of experience in the financial services industry, and is currently a Principal of GSMeyer & Associates LLC, a private equity and technology consulting firm. From 2006 to 2007, he was the Chief Information Officer of Agency and Personal Markets at Liberty Mutual Insurance. From 1998 to 2006, Dr. Meyer was Senior Vice President & Global IT Quality Leader for General Electric. At General Electric, he developed and implemented a strategy of core technology platforms and methods to enable leverage in multiple businesses and was a key contributor to LEAN Six Sigma new product introductions and best practice processes. Previously, Dr. Meyer was Managing Director, Trusted Services at SafeNet, Vice President at Marsh & McLennan, Principal & CIO at Smart Card International, Inc., Director, Information Technology at Citicorp POS Information Services, Inc., and Vice President, Management Information System at Standard & Poor’s. Dr. Meyer holds a M.S. in electrical engineering and computer science from the Massachusetts Institute of Technology (M.I.T.), a B.S. and Ph.D. from the State University of New York, and is certified in Six Sigma.

Louis P. Panetta was elected a director of the Company in October 2000. Mr. Panetta is currently the principal of Louis Panetta Consulting, a management consulting firm, a position he has held since August, 2005.  He also teaches at the school of business at California State University, Monterey Bay where he has been a member of the faculty since January, 2001.  He served as Vice President-Client Services for Valley Oak Systems from September 2003 to December 2003. From November 2001 to September 2003, Mr. Panetta was a member of the Board of Directors of Active Link. He was Vice President of Marketing and Investor Relations with Mobility Concepts, Inc. (a wireless Systems Integrator), a subsidiary of Active Link Communications from February 2001 to April 2003. He was President and Chief Operating Officer of PortableLife.com (eCommerce products provider) from September 1999 to October 2000 and President and Chief Executive Officer of Fujitsu Personal Systems (a computer manufacturer) from December 1992 to September 1999. From 1995 to 1999, Mr. Panetta served on the Board of Directors of Fujitsu Personal Systems. Mr. Panetta’s prior positions include Vice President-Sales for Novell, Inc. (the leading supplier of LAN network software) and Director-Product Marketing for Grid Systems (a leading supplier of Laptop & Pen Based Computers).

C.B. Sung was elected a director of the Company in 1986.  Mr. Sung has been the Chairman and Chief Executive Officer of Unison Group, Inc. (a multi-national corporation involved in manufacturing, computer systems, international investment and trade) since 1986 and Unison Pacific Corporation since 1979. Unison Group manages investment funds specializing in China-related businesses and is a pioneer in investing in China. Mr. Sung’s background includes over twenty years in various US high technology operating assignments during which time he rose to the position of Corporate Vice President-Engineering & Development for the Bendix Corporation. Mr. Sung was recently acknowledged and honored for his contributions by his native China (PRC) with a documentary produced by China’s National TV focusing on his life and career as an entrepreneurial scholar, successful US high technology executive and for his pioneering and continuing work in fostering capital investment and economic growth between the US and China.  He has been a member of the Board of Directors of Capital Investment of Hawaii, Inc., since 1985, and serves on the Board of Directors of several private companies and non-profit organizations.

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David E. Welch was elected a director in March 2004 and serves as the financial expert on the Audit Committee. From July 2002 to present, Mr. Welch has been the  principal of David E. Welch Consulting, a financial consulting firm, Mr. Welch has also been Vice President and Chief Financial Officer of American Millennium Corporation, Inc., a provider of satellite-based asset tracking and reporting equipment, from April 2004 to present. Mr. Welch was Vice President and Chief Financial Officer of Active Link Communications, a manufacturer of telecommunications equipment, from 1999 to 2002.  Mr. Welch has held positions as Director of Management Information Systems and Chief Information Officer with Micromedex, Inc. and Language Management International from 1995 through 1998.  Mr. Welch is a member of the Board of Directors of Security With Advanced Technology, Inc. and AspenBio Pharma, Inc.  Mr. Welch is a Certified Public Accountant licensed in the state of Colorado.

PROPOSAL 2

AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

The Company's Amended and Restated Certificate of Incorporation currently authorizes the issuance of 155 million shares of common stock and 10 million shares of preferred stock, par value $0.01 per share. As of May 9, 2008, approximately 129,057,161 shares of common stock were issued and outstanding. In addition, as of that date, approximately 21,185,461 shares are reserved for issuance on the exercise of outstanding options and warrants (subject to adjustments). Approval of this proposal will increase the number of authorized shares of common stock from 155,000,000 shares to 225,000,000 shares.

THE BOARD OF DIRECTORS CONSIDERED AND UNANIMOUSLY CONCLUDED THAT THE PROPOSED AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WAS ADVISABLE AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL. Stockholders are being asked to approve the following resolution amending the Company's Amended and Restated Certificate of Incorporation:

RESOLVED, that Article Fourth, paragraph (a) of the Company's Amended and Restated Certificate of Incorporation, shall be amended and restated in its entirety as follows:

“FOURTH: (a) The total number of shares of stock which the Corporation shall have authority to issue is 235,000,000 of which 225,000,000 shares shall be Common Stock, par value $0.01 per share, and 10,000,000 shares shall be Preferred Stock, par value $0.01 per share.”

REASONS FOR THE PROPOSAL

The Board of Directors believes it is necessary to have the ability to issue additional shares of Common Stock for general corporate purposes, including but not limited to meeting general working capital requirements and retiring existing debt.  In order to finance its operations, the Company entered into transactions in 2006 and 2007 that required the issuance of rights to acquire shares of the Company’s Common Stock.  As stated in its most recent periodic report, the Company is actively seeking additional financing to fund its future operations.  Consistent with the Company’s experience in its recent financing transactions, the Company believes it is likely that any such future financing transaction or transactions entered into by the Company would require the issuance of additional shares of the Company’s Common Stock and/or rights to acquire additional shares of the Company’s Common Stock.  Authorizing an additional 70,000,000 shares of Common Stock would give the Board of Directors the ability, without further action of the stockholders unless such stockholder action is specifically required by applicable law or the rules of the Nasdaq Stock Market or any stock exchange on which our securities may then be listed, to issue additional shares of Common Stock and/or rights to acquire additional shares of Common Stock in connection with financing transactions from time to time as the Board of Directors deems necessary.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, we could issue additional shares to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.  Similarly, the issuance of additional shares to certain persons allied with our management and/or our directors could have the effect of making it more difficult to remove our current management and directors by diluting the stock ownership or voting rights of persons seeking to cause such removal. This proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

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Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future. Therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

STOCKHOLDER APPROVAL

The affirmative vote of a majority of the outstanding shares of our Common Stock is required for approval of the amendment to our Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes. If this proposal is approved at the Annual Meeting, the proposed amendment would become effective upon filing a Certificate of Amendment to our Amended and Restated Certificate with the Secretary of State of Delaware, which filing is expected to take place shortly after such stockholder approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 155,000,000 TO 225,000,000 SHARES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of (i) any person known to be the beneficial owner of more than 5% of any class of voting securities of the Company, (ii) each director and director nominee of the Company, (iii) each of the current executive officers of the Company named in the Summary Compensation Table under the heading "Executive Compensation" and (iv) all directors and executive officers of the Company as a group.  Except as indicated in the footnotes to this table (i) each person has sole voting and investment power with respect to all shares attributable to such person and (ii) each person’s address is c/o Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065-1413.

	Common Stock
Name of Beneficial Owner	Number of Shares**	Percent of Class**
Guido DiGregorio (1)	2,093,900	1.62%
C. B. Sung (2)	1,860,610	1.44%
Louis P. Panetta (3)	253,125	*
David E. Welch, (4)	150,000	*
Garry Meyer (5)	50,000	*
Francis V. Dane (6)	444,155	*
Russel L. Davis (7)	500,000	*
All directors and executive officers as a group (6 persons)	5,351,790	4.15%
5% Shareholders
Phoenix Venture Fund LLC (8)	21,500,000	16.66%
Michael W. Engmann (9)	7,178,098	5.56%
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*	Less than 1%.

**
Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise or conversion of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of the date hereof. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days, or securities convertible into common stock within 60 days are deemed outstanding and held by the holder of such shares of common stock, options, warrants, or other convertible securities for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person. The percentage of beneficial ownership of common stock beneficially owned is based on 129,057,161 shares of common stock outstanding as of May 9, 2008.

1.	Includes (a) 143,900 shares held by Mr. DiGregorio and (b) 1,950,000 shares, issuable upon the exercise of stock options exercisable within 60 days hereof.

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2.
Includes (a) 1,631,051 shares held by the Sung Family Trust, of which Mr. Sung is a trustee, (b) 3,369 shares held by the Sung-Kwok Foundation, of which Mr. Sung is the Chairman, and (c) 226,190 shares of common stock issuable upon the exercise of stock options, exercisable within 60 days hereof.  Mr. Sung may be deemed to beneficially own the shares held by the Sung Family Trust and the Sung-Kwok Foundation.  See “Certain Relationships and Related Transactions.”

3.	Includes 253,125 shares issuable upon the exercise of options exercisable within 60 days hereof. See “Certain Relationships and Related Transactions.”

4.	Includes 150,000 shares issuable upon the exercise of stock options exercisable within 60 days hereof. See “Certain Relationships and Related Transactions.”

5.	Includes 50,000 shares issuable upon the exercise of stock options exercisable within 60 days hereof.

6.	Includes (a) 212 shares held by Mr. Dane and (b) 443,943 shares issuable upon the exercise of stock options exercisable within 60 days hereof.

7.	Includes 500,000 shares issuable upon the exercise of stock options within 60 days hereof.

8.
SG Phoenix Ventures LLC is the Managing Member of Phoenix Venture Fund LLC (the “Phoenix Fund”), with the power to vote and dispose of the shares of common stock held by the Phoenix Fund. Accordingly, SG Phoenix Ventures LLC may be deemed to be the beneficial owner of such shares. Andrea Goren is the co-manager of SG Phoenix Ventures LLC. He has shared power to vote and dispose of the shares of common stock held by the Phoenix Fund and, as such, may be deemed to be the beneficial owner of the common shares owned by the Phoenix Fund. Philip Sassower is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of common stock held by the Phoenix Fund and, as such, may be deemed to be the beneficial owner of the common shares owned by the Phoenix Fund. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by the Phoenix Fund, except to the extent of their respective pecuniary interests therein.

9.
Includes (a) 17,750 shares held by Mr. Engmann and (b) 7,160,348 shares issuable upon the exercise of warrants beneficially owned by Mr. Engmann, of which warrants to purchase an aggregate of 1,187,962 shares of common stock are held by MDNH Partners, L.P. and warrants to purchase an aggregate of 1,659,200 are held by KENDU Partners Company of which Mr. Engmann is a partner. Mr. Engmann was issued warrants to purchase 2,333,250 shares of the Company’s common stock at $0.51 per share, and warrants to purchase 1,979,936 shares of the Company’s common stock at $0.25 per share. MDNH Partners, L.P. was issued warrants to purchase 1,659,200 shares of the Company’s common stock at $0.51 per share, and MDNH Partners, L.P. was issued warrants to purchase 1,187,962 shares of the Company’s common stock at $0.25 per share. Such warrants were issued in connection with promissory notes issued in 2006 and 2007.

TRANSACTIONS WITH RELATED PERSONS

Michael W. Engmann (the “Affiliated Stockholder”), together with his affiliates, holds approximately 6% of the Company’s issued and outstanding stock. In August 2006, the Company entered into the August 2006 Purchase Agreement to which Mr. Engmann was a party.  The Company secured the right to borrow up $600,000 under the August 2006 Purchase Agreement.  In November 2006 the Company borrowed the full amount of $600,000 of which $450,000 pertains to Mr. Engmann and the remaining $150,000 to an unrelated third party. The Company issued warrants to purchase 3,111,000 of the Company’s common stock related to the August 2006 Purchase Agreement.  The notes are due May 17, 2008 and bear interest at the rate of 15% per annum payable quarterly in cash. The warrants have a term of three years beginning June 30, 2007 and an exercise price of $0.51.

In February 2007, the Company entered into a Note and Warrant Purchase Agreement (the “February 2007 Purchase Agreement”) and a Registration Rights Agreement (the “February 2007 Registration Rights Agreement”), each dated as of February 5, 2007, with the Affiliated Stockholder.  The Company secured the right to borrow up to six hundred thousand dollars ($600,000). On March 15, 2007 the Company and the Affiliated Stockholder amended the February 2007 Purchase Agreement to increase the maximum amount of borrowing from $600,000 to $1,000,000. The terms of the February 2007 Purchase Agreement and 2006 Purchase Agreement are identical with the exception that the maximum number of warrants that may be issued under the February 2007 Purchase Agreement is 5,185,000 rather than 3,111,000. On March 30, 2007, and April 1, 2007 the Company borrowed $670,000 and $50,000 under the February 2007 Purchase Agreement of which $320,000 pertains to Mr. Engmann and the remaining $400,000 from unrelated third parties.  The proceeds were used for working capital purposes. The warrants have a three year life, became exercisable on June 30, 2007, and have an exercise price of $0.51.  The warrants included piggyback registration rights for the underlying shares to participate in any future registrations of the Company’s common stock.  The shares were registered with the Company’s Form S-1/A which was declared effective by the SEC December 28, 2007.

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On June 15, 2007, The Company entered into a Note and Warrant Purchase Agreement (the “June 2007 Purchase Agreement”) and a Registration Rights Agreement (the “June 2007 Registration Rights Agreement”), each dated as of June 15, 2007. The Company secured the right to borrow up to $1,000,000.  The June 2007 Purchase Agreement required the Company to draw $400,000 of the funds upon signing.  As of December 31, 2007, the Company had borrowed $400,000 under this facility, all pertaining to Mr. Engmann, and the option to borrow the remaining $600,000 lapsed as of that date. The Company used the proceeds of the financing for working capital purposes.  The note bears interest at the rate of 15% per annum payable quarterly in cash. The Company issued 3,168,000 warrants to purchase shares of its common stock at an exercise price of $0.25. The warrants have a three year life and included piggyback registration rights for the underlying shares to participate in any future registrations of the Company’s common stock.  The shares were registered with the Company’s Form S-1/A which was declared effective by the SEC December 28, 2007.

As of May 9, 2008 the Company has paid to Mr. Engmann $135,000 in interest related to the 2006 and 2007 Purchase Agreements.  As of May 9, 2008, $600,000 in notes associated with the 2006 Purchase Agreement, $720,000 in notes associated with the March 2007 Purchase Agreements and $400,000 in notes associated with the June 2007 Purchase Agreement were outstanding.  Of the total $1,720,000 outstanding notes, $1,170,000 is owed to Mr. Engmann and the remaining $550,000 is owed to unrelated third parties.  Accrued but unpaid interest on the 2006 and 2007 Purchase Agreements is approximately $88,000 as of May 9, 2008.  Of the approximate $88,000 accrued but unpaid interest, $58,000 is owed to Mr. Engmann and the balance is owed to unrelated third parties.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file certain reports with the Securities and Exchange Commission (the "SEC") regarding ownership of, and transactions in, the Company's securities. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC. Based solely on a review of copies of such forms received by the Company and written representations received by the Company from certain reporting persons, the Company believes that for the year ended December 31, 2007 all Section 16(a) reports required to be filed by the Company's executive officers, directors and 10% stockholders were filed on a timely basis except for Louis Panetta’s Form 4 for the option grant dated September 25, 2007, which due to clerical oversight was filed five days late.

BOARD OF DIRECTOR MEETINGS AND COMMITTEES

The Company's affairs are managed under the direction of the Board of Directors. Members of the Board receive information concerning the Company's affairs through oral and written reports by management, Board and committee meetings and other means. The Company's directors generally attend Board of Directors meetings, committee meetings and informal meetings with management and others, participate in telephone conversations and have other communications with management and others regarding the Company's affairs. During 2007, the Board of Directors held three formal meetings and acted by unanimous written consent on two occasions. Except for the meetings of the Audit Committee, which were held separately, and in cases where the committees acted by unanimous consent, all committee meetings were held concurrently with the formal meetings of the Board of Directors.  For the year ended December 31, 2007, each incumbent director participated in all of the formal meetings of the Board and each Committee on which he served.

Directors of the Company serve until their successors are duly elected and qualified or until their earlier resignation, removal or disqualification. There are no family relationships between the Company's directors and executive officers.

Director Independence

The Board has determined that each of our directors, except Mr. DiGregorio, is independent within the meaning of the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the director independence standards of The NASDAQ Stock Market, Inc. (“NASDAQ’), as currently in effect.  Furthermore, the board has determined that each of the members of each of the committees of the board is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect.

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Board Committees

The Company's Board of Directors has four committees as set forth below. The members of each committee are appointed by the Board of Directors.

Audit Committee. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors and reports to the Board of Directors the results of these activities, including the systems of internal controls that management and the Board of Directors have established, our audit and compliance process and financial reporting. The Audit Committee, among other duties, engages the independent public accountants retained as the registered public accounting firm, pre-approves all audit and non-audit services provided by the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the compatibility of any non-audit services provided by the independent public accountants with the independence of such auditors and reviews the independence of the independent public accountants. The members of the Audit Committee are Louis P. Panetta, C. B. Sung and David E. Welch.  Mr. Welch serves as the Audit Committee’s financial expert.  Each member of the Audit Committee is independent as defined under applicable rules and regulations.  The Audit Committee conducted four meetings in the year ended December 31, 2007 and all members attended all of the meetings.  A copy of the Audit Committee charter can be found at our website, www.cic.com.

Finance Committee.  The Finance Committee develops strategies for the financing and development of the Company and monitors and evaluates progress toward established objectives. The members of the Finance Committee are Louis P. Panetta and C. B. Sung. During the year the Finance Committee discussions were held concurrently with the three meetings of the Board of Directors.

Compensation Committee.  The Compensation Committee generally reviews compensation matters with respect to executive and senior management arrangements and administer the Company's stock option plans. The members of the Compensation Committee are Louis P. Panetta and C. B. Sung. The Compensation Committee held no formal meetings but acted by unanimous written consent eleven times. The Board has adopted a Compensation Committee Charter, a copy of which can be found on our website, www.cic.com.

Nominating Committee.  The Nominating Committee is responsible for considering and making recommendations to the Board concerning the appropriate size, functions and needs of the Board.  The Nominating Committee reviews the appropriate skills and characteristics required of directors in the context of prevailing business conditions. The objective of the Nominating Committee is to create and sustain a Board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience. Directors should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom, and mature judgment. We endeavor to have a Board representing diverse experience at policy-making levels in business, government, education, and technology, and in areas that are relevant to the Company’s business activities. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time.

During 2007, Nominating Committee discussions were held concurrently with the meetings of the Board of Directors.  The Nominating Committee determined in 2007 that one additional board seat be authorized in order to add an individual with financial services industry experience.  The Board filled this new seat by appointing Garry Meyer as a director in November 2007.  The members of the Nominating Committee are Louis P. Panetta, C. B. Sung and David E. Welch.  The Board has adopted a Nominating Committee Charter, a copy of which can be found on our website, www.cic.com.

Best Practices Committee.  The Board concluded in October, 2007 that the interests of the Company would be best served by the creation of a Best Practices Committee.  The purpose of the Best Practices Committee is to enhance both the sales and product development processes by developing a standardized set of practices to maintain and improve the Company’s market leadership position.  The Board has designated Garry Meyer as the chairman of the Best Practices Committee, but has not yet appointed other members. The Best Practices Committee was formed in November 2007and held no formal meetings in 2007.  Mr. Meyer is heavily involved in direct sales activities aimed at delivering customers the best in enterprise wide eSignature proposals and solutions.

Communications to the Board

The Board of Directors welcomes and encourages stockholders to share their thoughts regarding the Company.  Towards that end, the Board of Directors has adopted a policy whereby all communications should first be directed to Investor Relations.  Investor Relations will then, for other than routine communications, distribute a copy of the communication to the Chairman of the Board, the Chairman of the Audit Committee and the Company’s Chief Legal Officer.  Based on the input and decision of these persons, along with the entire board, if it is deemed necessary, the Company will respond to the communications.  Stockholders should not communicate with individual directors unless requested to do so.

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See STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS, page 16, for information regarding the process for stockholders to nominate individuals for election to the Board of Directors.

 DIRECTOR COMPENSATION

For their service as directors of the Company, all non-employee directors receive a fee of $1,000 for each board of directors meeting attended and all directors are reimbursed for all reasonable out-of-pocket expenses incurred in connection with attending such meetings. First time directors receive options to acquire 50,000 shares of the Company’s common stock upon joining the board and options to acquire 25,000 shares each time they are elected to the board thereafter.  The exercise price of all options granted to directors are equal to the market closing price on the date of grant, vest immediately and have a seven year term.

In June 2007, Louis Panetta, C. B. Sung and David Welch were each granted immediately exercisable non-qualified options to purchase 25,000 shares of common stock at an exercise price of $0.18 per share (the then current market price of the Company’s stock), which options expire on June 25, 2014.

In September 2007, Mr. Panetta was granted immediately exercisable non-qualified options to purchase 50,000 shares of common stock at an exercise price of $0.22 per share (the then current market price of the Company’s stock), which options expire on September 25, 2014.

In December Garry Meyer was appointed to the Company’s Board of Directors.  Upon his appointment, Mr. Meyer was granted immediately exercisable non-qualified options to purchase 50,000 shares of common stock at an exercise price of $0.25 per share (the then current market price of the Company’s stock), which options expire on December 11, 2014.

The following table sets forth a summary of the compensation paid to our directors during 2007.

Name	Fees Earned Or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Garry Meyer	$ 1,000	$ −	$8,170 (1)	$ −	$ −	$ −	$9,170
Louis P. Panetta	$ 3,000	$ −	$10,173 (2)	$ −	$ −	$ −	$13,173
C. B. Sung	$ 3,000	$ −	$2,898 (3)	$ −	$ −	$ −	$5,898
David E. Welch	$ 3,000	$ −	$2,898 (4)	$ −	$ −	$ −	$5,898

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1.
Mr. Meyer holds options to acquire 50,000 shares of stock at December 31, 2007, all of which were vested. The amount stated in this column represents the compensation cost with respect to the fiscal year ended December 31, 2007 as calculated in accordance with SFAS No. 123R with respect to all option awards granted to Mr. Meyer in previous fiscal years and in the fiscal year ended December 31, 2007.

2.
Mr. Panetta holds options to acquire 253,125 shares of stock at December 31, 2007, all of which were vested. The amount stated in this column represents the compensation cost with respect to the fiscal year ended December 31, 2007 as calculated in accordance with SFAS No. 123R with respect to all option awards granted to Mr. Panetta in previous fiscal years and in the fiscal year ended December 31, 2007.

3.
Mr. Sung holds options to acquire 226,190 shares of stock at December 31, 2007, all of which were vested. The amount stated in this column represents the compensation cost with respect to the fiscal year ended December 31, 2007 as calculated in accordance with SFAS No. 123R with respect to all option awards granted to Mr. Sung in previous fiscal years and in the fiscal year ended December 31, 2007.

4.
Mr. Welch holds options to acquire 125,000 shares of stock at December 31, 2006, all of which were vested. The amount stated in this column represents the compensation cost with respect to the fiscal year ended December 31, 2007 as calculated in accordance with SFAS No. 123R with respect to all option awards granted to Mr. Welch in previous fiscal years and in the fiscal year ended December 31, 2007.

EXECUTIVE OFFICERS

The following table sets forth the name and age of each executive officer of the Company, or named executive officers, and all positions and offices of the Company presently held by each of them.

Name	Age	Positions Currently Held

Guido D. DiGregorio	69	Chairman of the Board, Chief Executive Officer and President
Francis V. Dane	56	Chief Legal Officer, Secretary and Chief Financial Officer
Russel L. Davis	43	Chief Technology Officer & Vice President, Product Development
The business experience of each of the executive officers for at least the past five years includes the following:

Guido D. DiGregorio – see above under the heading “Director Nominees.”

Francis V. Dane was appointed the Company's Secretary in February of 2002, its Chief Financial Officer in October 2001, its Human Resources Executive in September 1998 and he assumed the position of Chief Legal Officer in December of 1997.  From 1991 to 1997 he served as a Vice President and Secretary of the Company, and from 1988 to 1992 as its Chief Financial Officer and Treasurer.  Since July of 2000, Mr. Dane has also been the Secretary and Treasurer of  Genyous Biomed International Inc. (including its predecessors and affiliates) a company in the biopharmaceutical field focused on the development of medical products and services for the prevention, detection and treatment of chronic illnesses such as cancer.  From October 2000 to April 2004, Mr. Dane served as a director of Perceptronix Medical, Inc. and SpectraVu Medical Inc., two companies focused on developing improved methods for the early detection of cancer. From October 2000 to June 2003 Mr. Dane was a director of CPC Cancer Prevention Centers Inc., a company focused on developing a comprehensive cancer prevention program based upon the detection of early stage, non-invasive cancer.  Prior to this Mr. Dane spent over a decade with PricewaterhouseCoopers, his last position was that of Senior Manager, Entrepreneurial Services Division.  Mr. Dane is a member of the State Bar of California and has earned a CPA certificate from the states of Connecticut and California.

Russel L. Davis rejoined the Company as Chief Product Officer in August of 2005 and now serves as its Chief Technology Officer and Vice President of Product Development.  He served as CTO of SiVault Systems, from November of 2004 to August of 2005.  Mr. Davis originally joined CIC in May of 1997 and was appointed Vice President of Product Development & Support in October of 1998. Prior to this, Mr. Davis served in a number of technical management roles including; Director of Service for Everex Systems, Inc., a Silicon Valley based PC manufacturer and member of the Formosa Plastics Group, managing regional field engineering operations for Centel Information Systems, which was acquired by Sprint. He also served in the United States Navy supervising shipboard Electronic Warfare operations.

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EXECUTIVE COMPENSATION

The following table sets forth compensation awarded to, earned by or paid to the Company’s President and Chief Financial Officer, regardless of the amount of compensation, and each executive officer of the Company as of December 31, 2007 whose total annual salary, bonus and option awards for 2007 exceeded $100,000 (collectively, the “Named Executive Officers”).

Summary Compensation Table (in dollars)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guido DiGregorio President & CEO	2007 2006	200,000(1) 285,000(1)	− −	− −	− −	− −	− −	9,486 9,072	209,486 294,072
Frank Dane CLO & CFO	2007 2006	160,000 160,000	− −	− −	1,875 7,400	− −	− −	− −	161,875 167,400
Russel Davis CTO	2007 2006	165,000 165,000	− −	− −	− −	− −	− − −	− −	165,000 165,000

(1)	As of December 31, 2007, $85,000 of Mr. DiGregorio’s 2007 salary had been deferred in order to ease cash constraints on the Company. Such amount was paid to Mr. DiGregorio in March 2008.

(2)
On January 1, 2006, the Company adopted SFAS No. 123(R), “Share-Based Payment” Share-based compensation expense is based on the estimated grant date fair value of the portion of share-based payment awards that are ultimately expected to vest during the period.  The grant date fair value of stock-based awards to officers, employees and directors is calculated using the Black-Scholes option pricing model. Mr. DiGregorio has 1,950,000 options that are vested and exercisable within sixty days of December 31, 2007.  Mr. Dane has 443,943 options that are vested and exercisable within sixty days of December 31, 2007. Mr. Davis has 500,000 options that are vested and exercisable within sixty days of December 31, 2007. In accordance with applicable regulations, the value of such options does not reflect an estimate for features related to service-based vesting used by the Company for financial statement purposes. See footnote 6 in the Notes to Consolidated Financial Statements included in the Company’s annual report on Form 10-K as amended (“Form 10-K”).

There are no employment agreements with any named executives, either written or oral.  All employment is at will.

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Outstanding Equity Awards at Fiscal 2007 Year End

The following table summarizes the outstanding equity award holdings held by our named executive officers.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($) (4)	Option Expiration Date (5)
Guido DiGregorio, President & CEO (1)	250,000 425,000 1,275,000	− − −	$0.79 $0.39 $0.75	2/22/2009 12/19/2012 12/19/2012
Frank Dane, CLO & CFO (2)	100,000 100,000 100,000 35,985 107,958	− − − − −	$0.79 $0.33 $0.55 $0.39 $0.75	2/22/2009 5/08/2010 11/11/2011 12/19/2012 12/19/2012
Russel Davis, CIO (3)	125,000 375,000	− −	$0.57 $0.75	8/31/2012 8/31/2012

(1)	Mr. DiGregorio’s options vested as follows: 250,000 options vested prorata quarterly over three years; 425,000 options vested on the date of grant; and 1,275,000 options vested on the date of grant.

(2)
Mr. Dane’s options vested as follows: 100,000 options vested pro rata quarterly over three years; 100,000 options vested pro rata quarterly over three years; 100,000 options vested pro rata quarterly over three years; 35,985 options vested on the date of grant; and 107,958 options vested on the date of grant.

(3)	Mr. Davis’s options vested as follows: 125,000 options vested on the date of grant; and 375,000 options vested on the date of grant.

(4)
Mr. DiGregorio holds options to acquire 250,000 shares granted under the 1999 Option Plan and options to acquire 1,700,000 shares under Individual Plans. Mr. Dane holds 300,000 options to acquire shares granted under the 1999 Option Plan and options to acquire 143,943 shares granted under Individual Plans.  Mr. Davis holds options to acquire 500,000 shares granted under the 1999 Option Plan.

(5)	All options granted will expire seven years from the date of grant, subject to continuous employment with the Company.

Equity Compensation Plan Information

The following table provides information as of May 9, 2008, regarding our compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price Of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (c)(1)(2)
Equity Compensation Plans Approved by Security Holders
1999 Stock Option Plan	3,612,713	$ 0.56	206,142
Equity Compensation Plans Not Approved by Security Holders	2,289,443	$ 0.63	−
Total:	5,902,156	$ 0.59	206,142

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_____________________
(1)
A total of 4,000,000 shares are reserved for issuance under the Company’s 1999 Stock option Plan, of which options to purchase 3,612,713 shares are outstanding, 181,145 shares have been issued upon exercise of options granted there under and 206,142 remain available for future grants as of May 9,2008.

(2)	Granted under the Individual Plans entered into by the Company with certain employees, officers and directors between 1999 and 2005.

As of May 9, 2008, the market price of the Company’s common stock as reported was $0.23.

AUDIT COMMITTEE REPORT

General.  Under the Company’s Audit Committee Charter (“Charter”), a copy of which can be found on our website,  the general purpose of the Audit Committee is to assist the Board of Directors in the exercise of its fiduciary responsibility of providing oversight of the Company's financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company's financial statements, and other aspects of the financial management of the Company. The Audit Committee is appointed by the Board of Directors and is to be comprised of at least three directors, each of whom shall be independent, as such term is defined under the listing standards of the Nasdaq Stock Market. All committee members must be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee. All of the members of the Company’s Audit Committee are independent and Mr. Welch is the committee’s financial expert as such term is defined in applicable regulations and rules.

Audit and other Fees.  GHP Horwath, P.C. as been the Company’s auditors since September 2006. Stonefield Josephson, Inc had been the Company’s auditors since 1999. During fiscal years 2007 and 2006, the fees for audit and other services performed by GHP Horwath for the Company were as follows:

Amount and percentage of fees
Nature of Services	2007	2006

Audit	Audit fees are expected to be$ 149,000 (88%)	Audit fees were : $ 134,000 (93%)
Audit related	$ 11,000 (7%)	$ −
Tax fees	Tax fees are expected to be $ 9,000 (5%)	Tax fees were : $ 10,000 (7%)
Financial Information System Design and Implementation Fees	$ −	$ −
All other fees	$ −	$ −

Total	$ 169,000	$ 109,000

Responsibilities and Duties.   The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors. The financial management and the independent auditors of the Company have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

The specific duties of the Audit Committee include the following:

1.	Select, retain, and, when appropriate, terminate the engagement of the independent auditor and set the independent auditors' compensation;

2.
Pre-approve all permitted non-audit services to be performed by the independent auditors and establish policies and procedures for the engagement of the independent auditors to provide permitted non-audit services;

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3.
Periodically discuss and review with the independent auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board, including whether the provision by the independent auditors of permitted non-audit services is compatible with independence and obtain and review a report from the independent auditors describing all relationships between the independent auditors and the Company;

4.
Receive and review: (a) a report by the independent auditors describing the independent auditors' internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (b) other required reports from the independent auditors;

5.	Meet with management and the independent auditors prior to commencement of the annual audits to review and discuss the planned scope and objectives of the audit;

6.
Meet with the independent auditors, with and without management present, after completion of the annual audit to review and discuss the results of the examinations of the independent auditors and appropriate analyses of the financial statements;

7.	Review the recommendations of the independent auditors for improving internal accounting controls and management's responses thereto;

8.
Review and discuss (a) the reports of the independent auditors, with and without management present, as to the state of the Company's financial reporting systems and procedures, the adequacy of internal accounting and financial controls, the integrity and competency of the financial and accounting staff, disclosure controls and procedures, other aspects of the financial management of the Company and (b) current accounting trends and developments, and (c) take such action with respect thereto as may be deemed appropriate;

9.
Review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q and discuss the results of the quarterly reviews and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

10.
Review and discuss with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including the judgment of the independent auditors about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

11.	Recommend to the Board of Directors, based upon the Committee's review, whether the financial statements should be included in the annual report on Form 10-K;

12.
Review press releases, as well as Company policies with respect to earnings press releases, financial information and earnings guidance provided to analysts and rating agencies and review such releases, information and guidance for compliance with regulations governing the use of non-Generally Accepted Accounting Principles financial measures and related disclosure requirements;

13.
Discuss Company policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Company and major legislative and regulatory developments that could materially impact the Company's contingent liabilities and risks;

14.
Review (a) the status of compliance with laws, regulations, and internal procedures, including, without limitation, the Company's policies on ethical business practices; and (b) the scope and status of systems designed to promote Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and third parties as determined by the Committee and report on the same to the Board of Directors;

15.
Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls, auditing matters and compliance with the Company's ethical business policies;

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16.	Establish policies for the hiring of employees and former employees of the independent auditor;

17.	Prepare a report of the Committee each year for inclusion in the Company's Proxy Statement in accordance with SEC rules;

18.	Review and assess the adequacy of this Charter annually with the Board of Directors as a whole and report to the Board of Directors any significant matters as they occur during the year; and

19.
Conduct such other duties and undertake such other tasks as may be appropriate to the overall purposes for the Committee and as may be assigned from time to time by the Board of Directors consistent with such purposes

Specific Audit Committee Actions Related to Review of the Company’s Audited Financial Statements. In discharging its duties, the Audit Committee, among other actions, has (i) reviewed and discussed the audited financial statements to be included in the Company's Annual Report on Form 10-K for the twelve months ended December 31, 2007 with management, (ii) discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU380) related to such financial statements, (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence, (iv) the Audit Committee has considered whether the provision of service represented under the headings on “Financial Information Systems Design and Implementation Fees” and “All Other Fees” as set forth below is compatible with maintaining the independent auditor’s independence, and (v) based on such reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the twelve months ended December 31, 2007.

                                                                                                                                                               The Audit Committee
                               Of the Board of Directors

                               Louis P. Panetta
                               C. B. Sung
                               David E. Welch

INFORMATION REGARDING THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected GHP Horwath, P.C. (“GHP Horwath”) as the Company’s independent registered public accounting firm to audit the financial statements for fiscal year 2008. Representatives of GHP Horwath are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

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COMPANY CODE OF ETHICS

The Company has adopted a Code of Ethics (“Code”), which is applicable to all Company employees , including the principal executive officer, the principal financial officer and controller and principal accounting officer (“Senior Executive and Financial Officers”). The Code is available on the Company’s website, www.cic.com. The Company intends, when applicable, to post amendments to or waivers from the Code (to the extent applicable to its Senior Executive and Financial Officers) on its website and in any manner otherwise required by the applicable standards or best practices.

STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS

The Nominating Committee considers, selects and recommends to the Board of Directors for approval nominees for director and committee member positions. The Board then considers the recommendation of the Nominating Committee and decides which nominees to present to the Company’s stockholders for election to the Board of Directors.

Proposals by stockholders intended to be presented for action, including proposed nominees for election to the Board of Directors, at the 2009 Annual Meeting of stockholders must be received by the Company at its principal executive offices, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065, not later than January 19, 2009. It is suggested that such proposals be submitted by Certified Mail-Return Receipt Requested. The SEC has amended Rule 14a-4(c) under the Exchange Act that governs the Company’s use of discretionary proxy voting authority with respect to stockholder proposals that are not included in the Company’s proxy solicitation materials pursuant to Rule 14a-8 of the Exchange Act. Therefore, in the event a stockholder does not notify the Company by at least March 22, 2009 (which is 45 days before the expected date the Company intends to mails its proxy material for the year 2009 Annual Meeting of stockholders, based upon the current year’s schedule ) of an intent to present such a proposal at the Company’s 2009 Annual Meeting, the Company’s management proxies will have the right to exercise their discretionary authority in connection with the matter submitted by the stockholder, without discussion of the matter in the Proxy Statement.

Stockholders who wish to submit a proposed nominee for election to the Board of Directors of the Company for consideration by the Nominating Committee should send written notice to the Chairman of the Nominating Committee, Communication Intelligence Corporation, 275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065 within the time periods set forth above.  Such notification should set forth all information relating to the proposed nominee, as is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. This includes the proposed nominee’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected; the name and address of such stockholder or beneficial owner on whose behalf the nomination is being made; and the number of shares of the Company stock owned beneficially and of record by such stockholder or beneficial owner. The Nominating Committee will consider stockholder nominees on the same terms as nominees selected by the Nominating Committee.

The Nominating Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. In general, each director will have the highest personal and professional ethics, integrity and values and will consistently exercise sound and objective business judgment. It is expected that the Board of Directors as a whole will have individuals with significant appropriate senior management and leadership experience, a long-term and strategic perspective, the ability to advance constructive debate, and a global perspective. These qualifications and attributes are not the only factors the Nominating Committee will consider in evaluating a candidate for nomination to the Board of Directors, and the Nominating Committee may reevaluate these qualifications and attributes at any time.

Except as set forth above, the Nominating Committee does not currently have a formal policy regarding the handling or consideration of director candidate recommendations received from stockholders, nor does the Nominating Committee have a formal process for identifying and evaluating nominees for director (including nominees recommended by stockholders). The Nominating Committee does not currently engage any third party director search firms but may do so in the future if it deems appropriate and in the best interests of the Company. These issues will be considered by the Nominating Committee in due course, and, if appropriate, the Nominating Committee will make a recommendation to the Board of Directors addressing the nomination process.

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SOLICITATION OF PROXIES

The Company will bear the cost of the Annual Meeting and the solicitation of proxies related thereto, including the costs relating to printing and mailing the proxy materials. The Company has retained American Stock Transfer and Trust Co., the Company’s transfer agent, to assist the Company in the solicitation of proxies. Directors, officers and employees of the Company may make additional solicitations in person or by telephone in respect to the Meeting.

OTHER MATTERS

The Board of Directors knows of no other matter that may be presented for action at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named as proxies will vote in accordance with their judgment in respect to any such matter.

Stockholders are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided, regardless of whether or not they expect to attend the Annual Meeting. The prompt return of such proxy card will assist the Company in preparing for the Annual Meeting. Your cooperation is greatly appreciated.

ADDITIONAL INFORMATION

A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2007 accompanies this Proxy Statement.  The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2007 with the Securities and Exchange Commission (the “SEC”).  The SEC maintains a web site, www.sec.gov, that contains reports, Proxy Statements, and certain other information filed electronically by the Company with the SEC.  Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to Communication Intelligence Corporation, Attn: Corporate Secretary, 275 Shoreline Drive, Suite 500, Redwood Shores, CA, 94065, or visiting the Company’s web site at www.cic.com.

BY ORDER OF THE BOARD OF DIRECTORS

Guido DiGregorio
Chairman, President and Chief Executive Officer
May 9, 2008

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PROXY

COMMUNICATION INTELLIGENCE CORPORATION
275 SHORELINE DRIVE, SUITE 500
REDWOOD SHORES, CALIFORNIA 94065

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS ON JUNE 30, 2008.

The undersigned does hereby appoint Guido DiGregorio and Francis V. Dane and each of them as agents and proxies of the undersigned, with full power of substitution, to represent and to vote, as designated below, all the shares of Common Stock of Communication Intelligence Corporation (the “Company”) held of record by the undersigned on May 7, 2008 (the “Record Date”) in connection with the proposals presented at the Company’s Annual Meeting of Stockholders to be held on June 30, 2008 at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood Shores, California 94065, or any adjournment or postponement thereof, all as more fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement dated May 19, 2008, hereby revoking all proxies heretofore given with respect to such shares.  The Board of Directors recommends a vote “FOR” each of the Proposals.

PROPOSAL 1 ELECTION OF DIRECTORS:	FOR all nominees listed below †	WITHHOLD AUTHORITY †
	(EXCEPT AS MARKED TO THE CONTRARY BELOW)	TO VOTE FOR ALL NOMINEES LISTED BELOW
(Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.)
GUIDO DiGREGORIO CHIEN BOR (C.B.) SUNG	LOUIS P. PANETTA DAVID WELCH	GARRY MEYER

PROPOSAL 2 TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED FOR ISSUANCE FROM 155,000,000 TO 225,000,000
FOR ☐	AGAINST ☐	ABSTAIN ☐

The undersigned hereby revokes any proxy heretofore given with respect to such shares and confirms all that said proxy, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy CARD will be voted “FOR” (1) the election of all directors, and (2) to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of common shares authorized for issuance from 155,000,000 to 225,000,000. The undersigned hereby acknowledges receipt of the Company’s Notice of Annual Meeting of Stockholders to be held on June 30, 2008, the Company’s Proxy Statement dated May 19, 2008 (and the accompanying proxy card ), and the Company’s 2007 Annual Report to Stockholders.

Dated ___________________, 2008

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(Signature)

___________________________________________________
(Additional signature, if held jointly)

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(Title, if applicable)

Please date and sign exactly as your name appears hereon. If your shares are held as joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian or in any similar capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving title. If a partnership, please sign in partnership name by an authorized person

PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.